First Midwest Bancorp, Inc.

Earnings Call Presentation:
2018 Second Quarter

July 25, 2018

Q2 '18 Financial Highlights

Earnings Per Share ("EPS")

- Generated EPS of $0.29, compared to $0.33 and $0.34 for Q1 '18 and Q2 '17, respectively; impacted by $0.11 due to implementation costs associated with Delivering Excellence
  - Increased EPS, adjusted[1] to $0.40, up 21% and 14% from Q1 '18 and Q2 '17, respectively

Loans and Deposits

- Grew loans to $11bn, up 8% annualized from Q1 '18 and 6% from Q2 '17
- Increased total average deposits to $11bn, up 3% from Q1 '18 and Q2 '17; core deposit mix of 84%, consistent with both prior periods

Net Interest Income ("NII") and Tax-equivalent Net Interest Margin ("NIM")

- Expanded NII to $127mm, up 7% from Q1 '18 and 8% from Q2 '17
- Increased NIM to 3.91%; excluding accretion, NIM[1] up 13 bps compared to Q1 '18 and 17 bps from Q2 '17

Provision for Loan Losses and Asset Quality

- Reported provision for loan losses of $12mm, down $4mm from Q1 '18
- Lower net charge-offs ("NCOs") to average loans of 0.36% compared to 0.62% for Q1 '18
- Decreased non-performing assets ("NPAs") to total loans plus other real estate owned to 0.70%, down 22 bps from Q1 '18

Noninterest Income

- Higher noninterest income in most categories excluding an accounting reclassification[2] and the Durbin Amendment; linked quarter seasonally impacted

Noninterest Expense

- Controlled expenses, reported an efficiency ratio[1] of 60%, down from 61% in Q1 '18 and up from 59% in Q2 '17
  - Increased expense of $1mm, or $0.01 per share, related to the the Company's corporate headquarters relocation

Dividends

- Declared dividends per share of $0.11, consistent with Q1 '18 and up 10% from Q2 '17

[1] This financial measures excludes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.

Loans



$10,232
$10,677
$10,892
17%
31%
14%
38%
19%
30%
13%
38%
19%
29%
13%
39%
Q2 '17
Q1 '18
Q2 '18
C&I and Agriculture
Owner Occupied CRE
Investor CRE
Consumer

Highlights

- **Up 8%, annualized from Q1 '18**
  - 5% corporate growth, annualized
    - Led by 20% C&I growth, annualized
  - 20% consumer growth, annualized – reflecting both purchased and organic growth
- **Up 6% from Q2 '17**
- **Average loans grew 11%, annualized and 7% from Q1 '18 and Q2 '17, respectively**
- **Mix remains relatively unchanged**
- **Loan yields, excluding accretion, were 4.61%, up 20 bps from Q1 '18 and 34 bps from Q2 '17, reflecting higher rates**

2018 Outlook:

Mid-single digit annualized growth from Q2 '18 for the remainder of the year

Dollars in millions
Balances shown are end of period

Asset Quality

NPAs


2.00%
1.00%
0.00%
1.07%
0.92%
0.70%
Q2 '17
Q1 '18
Q2 '18
NPAs / Loans + other real estate owned

NCOs


0.70%
0.40%
0.10%
0.62%
0.59%
0.43%
0.36%
0.33%
0.16%
Q2 '17
Q1 '18
Q2 '18
Provision / Avg Loans(1)
NCOs / Avg Loans (1)

Allowance for Credit Losses ("ACL")


1.50%
1.00%
0.50%
1.10%
1.01%
1.00%
0.91%
0.90%
0.90%
Q2 '17
Q1 '18
Q2 '18
ACL / Loans, excluding acquired loans
ACL / Loans

Highlights

- **NPAs down due primarily to the final resolution of two corporate relationships**
- **NCOs include the final resolution of certain C&I relationships specifically reserved in Q1 '18**

2018 Outlook:

- **NCOs for the remainder of the year expected in the 30 bps range**
- **Provision expense expected to approximate $10mm per quarter**

Some variability by quarter expected

[1] Annualized based on the actual number of days for each period presented.

Deposits


$11,102
$11,024
$11,378
14%
17%
18%
19%
32%
16%
16%
18%
18%
32%
16%
16%
18%
18%
32%
84% Core
Q2 '17
Q1 '18
Q2 '18
Demand
Savings
NOW
Money Market
Time

Highlights

- **Average core deposits of $10bn, up 2% from Q1 '18 and consistent with Q2 '17**
  - Average time deposits up 8% and 22% from Q1 '18 and Q2 '17, respectively
- **Loans to deposits of 95%**
- **Mix relatively unchanged, 62% retail, 27% commercial, 11% public**
- **Average core deposit ratio of 84%**

2018 Outlook:

Low-single digit average deposit growth for the full year expected

Dollars in millions
Balances shown are QTD averages

Net Interest Income

Net Interest Income Trend and Composition

	Periods Ended		
	Q2 '17	Q1 '18	Q2 '18
Total interest-earning assets	$ 12,367	$ 12,752	$ 13,181
NIM[(1)]	3.88 %	3.80 %	3.91 %
Accretion	(0.28)%	(0.16)%	(0.14)%
NIM, adjusted[(1)]	3.60 %	3.64 %	3.77 %
Tax reform impact on FTE	N/A	0.03 %	0.03 %



$118
$9
$119
$5
$128
$4
Q2 '17
Q1 '18
Q2 '18
Periods Ended
NII
Accretion
Tax-equivalent adjustment

Highlights

- **NII up 7% from Q1 '18 and 8% from Q2 '17**
  - Accretion down $1mm from Q1 '18 and $4mm from Q2 '17
- **NIM, adjusted[(1)] of 3.77%, up 13 bps from Q1 '18 and 17 bps from Q2 '17**
  - Reflective of higher rates and earning asset growth
- **Strong core deposits base allowed for controlled funding costs through 4 rate hikes since 2017**

2018 Outlook:

- **NII up high-single digits from 2017 ($472mm)**
- **Continued modest NIM expansion**
- **Scheduled accretion of $8mm for the remainder of the year**

Dollars in millions

(1) This is a non-GAAP financial measure. NIM, adjusted excludes the impact of acquired loan accretion. See the accompanying "Non-GAAP Financial Information" slides for detail.

Noninterest Income

Noninterest Income Trend and Composition

	Periods Ended			June 30, 2018 Percent Change From	
	Q2 '17	Q1 '18	Q2 '18	Q1 '18	Q2 '17
Noninterest income as reported	$ 45	$ 35	$ 37	4%	(18)%
Accounting reclassification[2]	—	4	4	10	N/M
Durbin Amendment	(3)	—	—	—	(100)%
Noninterest income, adjusted[1]	$ 42	$ 39	$ 41	5%	(1)%

N/M - Not meaningful



$45
$35
$37
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income[3]
Q2 '17
Q1 '18
Q2 '18
Periods Ended

Highlights

- **Increase in noninterest income, adjusted[1] by 5% from Q1 '18**
  - Broad-based across most categories
- **Down from Q2 '17, impacted by Durbin, an accounting reclassification[2], and lower other income of $1mm**
  - Card-based, adjusted[1] up 8%
  - Wealth management up 4%
  - Capital markets up 27%
- **Expanded assets under management to $11bn; wealth fees consistent with Q1 '18 and up 4% from Q2 '17**

2018 Outlook:

Growth of $1 - $2mm per quarter

Dollars in millions

[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for discussion.

[2] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.

[3] Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense

Noninterest Expense Trend and Composition

	Periods Ended			June 30, 2018 Percent Change	
	Q2 '17	Q1 '18	Q2 '18	Q1 '18	Q2 '17
Noninterest expense as reported	$ 100	$ 95	$ 113	19%	14 %
Accounting reclassification[2]	—	4	4	10%	100 %
Acquisition and integration related expenses	(1)	—	—	—	(100)%
Delivering Excellence implementation costs	—	—	(15)	—	(100)%
Noninterest expense, adjusted[1]	$ 99	$ 99	$ 102	3%	4 %



$100
$1
$95
$113
$15
Q2 '17
Q1 '18
Q2 '18
Periods Ended
Salaries & Benefits
Occupancy & Equipment
Professional services
Technology
Merchant card
Other
Adjustments(3)

Highlights

- **Noninterest expense, adjusted[1] of $102mm**
  - Up modestly due to seasonality
  - $1.4mm of expenses related to the corporate headquarters relocation
- **Delivering Excellence implementation costs of $15mm, in-line with expectations**
- **Controlled expenses, reporting an efficiency ratio[1] of 60%**

2018 Outlook:

Total noninterest expense of $94-$96mm per quarter for the remainder of the year reflective of Delivering Excellence

Dollars in millions

(1) This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail or discussion.

(2) As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year period are presented on a net basis in noninterest income for the current year periods.

(3) Adjustments include acquisition and integration related expenses and Delivering Excellence implementation costs.

Capital

	Q2 '17	Q1 '18	Q2 '18
Company Regulatory Capital Ratios:			
• **CET1[1] capital to risk-weighted assets ("RWA")**	9.30%	9.65%	9.68%
• **Tier 1 capital to RWA**	9.71%	10.07%	10.09%
• **Total capital to RWA**	11.69%	12.07%	12.07%
Company Tangible Common Equity Ratios[2]:			
• **Tangible common equity to tangible assets**	8.20%	8.18%	8.04%
• **Tangible common equity to RWA**	8.90%	9.18%	9.16%

Highlights

- Capital ratios were consistent with Q1 '18 and compared to Q2 '17, benefited from strong earnings and the sale of the Company's CDO[3] portfolio, partially offset by loan growth and the impact of certain Basel III phase-in provisions

[1] Represents Common equity tier 1 ("CET1").
[2] Tangible common equity represents common stockholders' equity less goodwill and identifiable intangible assets. For details of the calculation of these ratios, see the accompanying "Non-GAAP Financial Information" slides for detail.
[3] In the fourth quarter of 2017, the Company sold all of its $46mm in trust-preferred collateralized debt obligations ("CDOs").

Delivering Excellence

Natural Next Step

Enhance the customer experience . . .

- **Faster delivery of service** through streamlined processes, improving customer onboarding through account servicing
- **More efficient client coverage model across segments**
- **Deepen customer relationships** across business units, providing additional products to suit needs

...and Improve efficiency of operations

- **Identified run rate benefits of** ~$27mm ($22mm cost savings, $5mm revenue by 2021)
  - Cost reductions largely completed by Q4 '18
  - Anticipated revenue lift in future years, primarily greater Retail product penetration
  - Investor guidance of 2019 earnings benefit ≥ $20mm will be achieved
- **Work progresses according to plan, potential for further upside**

Delivering Excellence

Projected Financial Impact



2018
2019
2020
2021
Recurring benefit
$4
$4
$22
$2
$20
$26
$5
$21
$27
$5
$22
One time costs
-$22
$-2
$-1
$0
Net impact
-$18
$20
$25
$27
Cost
Revenue

- **Immediate,sustainable profit improvement**
  - Cost reductions largely completed by Q4 '18, reflecting:
    - Closing and consolidation of 19 locations
    - 7% staff reduction, nearly half through attrition
- **Implementation costs of ~ $22mm in 2018, ($15mm in Q2)**
- **1 year earnback period, solely on lower costs**
- **Revenue growth expected to fund future investment needs**

Overview of Northern States

Transaction Highlights

Compelling Rationale

- Expands Chicagoland presence in attractive Lake County
- Attractive deposit franchise
- Low risk integration

Financially Attractive

- Full year earnings per share accretion estimated at approximately 2% ($0.05) in 2020; ~75% in 2019
- Tangible book value earn back of less than 2.5 years[2]
- Internal rate of return in excess of 20%

Valuation Multiples[3]

- 1.7x tangible book value per share
- Core deposit premium of 10.7%[1]
- 10.8x LTM earnings including fully phased in after-tax cost savings

Conservative Transaction Assumptions

- ~50% reduction in Northern States' total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

June 30, 2018 Financial Snapshot

- $530mm in total assets
- $450mm in deposits, ~90% core[1]
- $310mm in loans

Branch Networks



47
94
Woodstock
McHenry
59
Vernon Hills
Lake in the Hills
Highland Park
Carpentersville
Palatine
Northbrook
Glenview
Evanston
Elgin
Niles Skokie
Streamwood
Addison
St Charles
Carol Stream
Elmhurst
Geneva
Wheaton
Oak Park
Batavia
Cicero
55
56
110

First Midwest (Northern Region)

Northern States Financial Corporation ("Northern States")

Targeting Q4 2018 close, subject to regulatory approvals, stockholder approval and customary closing conditions

(1) Core deposits include all deposits less time deposits > $100K.
(2) Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.
(3) Based on First Midwest's closing stock price on date of announcement, June 5, 2018, of $26.73.

2018 Outlook Recap

Outlook Unchanged from Prior Quarter Unless Otherwise Noted

Loans and Deposits

- Mid-single digit annualized growth from Q2 '18 for the remainder of the year
- Low-single digit average deposit growth for the full year expected

Net Interest Income and Margin

- NII up high-single digits from 2017 ($472mm) **(updated)**
- Continued modest NIM expansion
- Scheduled accretion of $8mm for the remainder of the year

Noninterest Income

- Growth of $1-$2mm per quarter

Noninterest Expense

- Total noninterest expense of $94-$96mm per quarter for the remainder of the year reflective of Delivering Excellence **(updated)**

Asset Quality

- NCOs for the remainder of the year expected in the 30 bps range **(updated)**
- Provision expense expected to approximate $10mm per quarter
- Some variability by quarter and subject to economic conditions and activity in acquired loans

Taxes

- Effective tax rate expected to be approximately 25% - Q3 likely positively impacted by the finalization of tax reform **(updated)**

Financial Results

	Periods Ended		
	Q2 '17	Q1 '18	Q2 '18
Net Interest Income	$ 118	$ 119	$ 127
Loan Loss Provision	8	15	12
Noninterest Income	45	35	37
Noninterest Expense	100	95	113
Income before Income Taxes	55	44	39
Income Tax Expense	20	10	10
Net Income	$ 35	$ 34	$ 29
EPS	$ 0.34	$ 0.33	$ 0.29
EPS, Adjusted[(1)]	$ 0.35	$ 0.33	$ 0.40
ROATCE[(2)]	13.4%	12.5%	10.8%
ROATCE, Adjusted[(1)(2)]	13.6%	12.5%	14.8%
Efficiency Ratio[(1)]	59%	61%	60%

Highlights

- **Generated EPS of $0.29, down from $0.33 and $0.34 for Q1 '18 and Q2 '17, respectively**
  - EPS, adjusted[(1)] of $0.40, up 21% and 14% from Q1 '18 and Q2 '17
  - Delivering Excellence implementation costs impacts EPS by $0.11
- **Produced ROATCE, adjusted[(1)(2)] of 14.8%, up from 12.5% at Q1 '18 and 13.6% at Q2 '18**
- **Q2 '18 net income reflects:**
  - Higher NII due to interest rates, growth in assets, partially offset by lower accretion, higher cost of funds
- **Higher noninterest expense related to the Company's corporate headquarters relocation**
  - $0.01 EPS impact

Dollars in millions, except per share data
[(1)] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.
[(2)] Represents return on average tangible common equity ("ROATCE").

Appendix

Forward-Looking Statements

This presentation, as well as any oral statements made by or on behalf of First Midwest Bancorp, Inc. (the "Company" or "First Midwest") in connection herewith, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” ”predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to our future financial performance, including the related outlook for 2018, the performance of our loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including actions, goals, and expectations, as well as costs and benefits therewith and the timing thereof, anticipated trends in our business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions (such as First Midwest's proposed acquisition of Northern States), and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as our subsequent filings made with the Securities and Exchange Commission ("SEC"). However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact our business and financial performance.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Northern States, First Midwest will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Northern States, which also will constitute a prospectus of First Midwest, that will be sent to Northern States' stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus when it becomes available because it will contain important information about First Midwest, Northern States and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at *www.sec.gov*. These documents also can be obtained free of charge by accessing First Midwest's website at *www.firstmidwest.com* under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7563, or from Northern States upon written request to Northern States Financial Corporation, Attn: Scott Yelvington, President and Chief Executive Officer, 1601 North Lewis Avenue, Waukegan, Illinois 60085 or by calling (847) 775-8200.

Participants in the Proposed Northern States Transaction

First Midwest, Northern States and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Northern States' stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest's annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at *www.sec.gov*.

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, tax-equivalent NII (including its individual components), NIM, NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, return on average tangible common equity, adjusted, and tangible common equity to tangible assets.

The Company presents EPS, the efficiency ratio, and return on average tangible common equity, all adjusted for certain significant transactions. These transaction include Delivering Excellence implementation costs (second quarter and first six months of 2018) and acquisition and integration related expenses associated with completed and pending acquisitions (second quarter and first six months of 2017). Management believes excluding these transactions from EPS, the efficiency ratio, and return on average tangible common equity is useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes the accounting reclassification, the Durbin Amendment, and net securities gains, card-based fees, adjusted, which excludes the accounting reclassification and the Durbin Amendment, and noninterest expense, adjusted, which excludes the accounting reclassification, Delivering Excellence implementation costs, and acquisition and integration related expenses. Management believes that excluding these items from noninterest income and noninterest expense is useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion facilitates better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented at the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent NIM, adjusted, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations for details on the calculation of these measures to the extent presented herein.

Non-GAAP Financial Information

	Quarters Ended			Six Months Ended	
	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Earnings Per Share					
Net income	$ 34,950	$ 33,510	$ 29,600	$ 57,805	$ 63,110
Net income applicable to non-vested restricted shares	(336)	(311)	(240)	(570)	(551)
Net income applicable to common shares	34,614	33,199	29,360	57,235	62,559
Adjustments to net income:					
Acquisition and integration related expenses	1,174	—	—	19,739	—
Tax effect of acquisition and integration related expenses	(470)	—	—	(7,896)	—
Delivering Excellence implementation costs	—	—	15,015	—	15,015
Tax effect of Delivering Excellence implementation costs	—	—	(3,754)	—	(3,754)
Total adjustments to net income	704	—	11,261	11,843	11,261
Net income applicable to common shares, adjusted[1]	$ 35,318	$ 33,199	$ 40,621	$ 69,078	$ 73,820
Weighted-average diluted common shares outstanding	101,763	101,938	102,159	101,101	102,049
Diluted EPS	$ 0.34	$ 0.33	$ 0.29	$ 0.57	$ 0.61
Diluted EPS, adjusted[1]	$ 0.35	$ 0.33	$ 0.40	$ 0.68	$ 0.72
Card-based Fees					
Card-based fees, net[2]	$ 8,832	$ 3,933	$ 4,394	$ 16,948	$ 8,327
Accounting reclassification[2]	(1,682)	—	—	(3,446)	—
Durbin Amendment	(3,100)	—	—	(6,000)	—
Card-based fees, adjusted	$ 4,050	$ 3,933	$ 4,394	$ 7,502	$ 8,327

Amounts in thousands, except per share data

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information

	Quarters Ended			Six Months Ended	
	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Efficiency Ratio Calculation					
Noninterest expense	$ 99,751	$ 95,582	$ 113,416	$ 216,393	$ 208,998
Less:					
Net OREO expense	(1,631)	(1,068)	256	(3,331)	(812)
Delivering Excellence implementation costs	—	—	(15,015)	(15,015)	—
Acquisition and integration related expenses	(1,174)	—	—	(19,739)	—
Total	$ 96,946	$ 94,514	$ 98,657	$ 178,308	$ 208,186
Tax-equivalent NII[3]	$ 119,625	$ 119,538	$ 128,442	$ 236,876	$ 247,980
Noninterest income	44,945	35,517	36,947	84,896	72,464
Less: net securities gains	(284)	—	—	(284)	—
Total	$ 164,286	$ 155,055	$ 165,389	$ 321,772	$ 320,444
Efficiency ratio	59.01%	60.96%	59.65%	55.41%	64.97%
Tax-Equivalent Net Interest Income / Margin					
NII	$ 117,583	$ 118,563	$ 127,403	$ 232,780	$ 245,966
Tax-equivalent adjustment	(236,146)	(237,126)	1,039	4,096	(364,529)
Tax-equivalent NII[3]	(118,563)	(118,563)	128,442	236,876	(118,563)
Less: acquired loan accretion	(8,757)	(5,112)	(4,445)	(20,102)	(9,557)
Tax-equivalent NII, adjusted	$ (127,320)	$ (123,675)	$ 123,997	$ 216,774	$ (128,120)
Average interest-earning assets	$ 12,366,739	$ 12,751,526	$ 13,181,410	$ 12,289,700	$ 12,967,655
NIM[3]	3.88%	3.80%	3.91%	3.88%	3.86%
NIM, adjusted[3]	3.60%	3.64%	3.77%	3.55%	3.71%

Amounts in thousands, except per share data

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information

	Quarters Ended			Six Months Ended	
	June 30, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Tangible Common Equity					
Stockholders' equity	$ 1,836,843	$ 1,869,287	$ 1,883,563	$ 1,836,843	$ 1,883,563
Less: goodwill and other intangible assets	(752,413)	(754,814)	(753,020)	(752,413)	(753,020)
Tangible common equity	$ 1,084,430	$ 1,114,473	$ 1,130,543	$ 1,084,430	$ 1,130,543
Total assets	$ 13,969,140	$ 14,379,971	$ 14,818,076	13,969,140	14,818,076
Less: goodwill and other intangible assets	(752,413)	(754,814)	(753,020)	(752,413)	(753,020)
Tangible assets	$ 13,216,727	$ 13,625,157	$ 14,065,056	$ 13,216,727	$ 14,065,056
Tangible common equity to tangible assets	8.20%	8.18%	8.04%	8.20%	8.04%
Return on Average Tangible Common Equity					
Net income applicable to common shares	$ 34,614	$ 33,199	$ 29,360	$ 57,235	$ 62,559
Intangibles amortization	2,163	1,802	1,794	4,128	3,596
Tax effect of intangibles amortization	(865)	(508)	(449)	(1,651)	(957)
Total adjustments to net income[1]	704	—	11,261	11,843	11,261
Net income applicable to common shares, excluding intangibles amortization, adjusted[1]	$ 36,616	$ 34,493	$ 41,966	$ 71,555	$ 76,459
Average stockholders' equity	$ 1,830,536	$ 1,873,419	$ 1,890,727	$ 1,797,222	$ 1,882,121
Less: average intangible assets	(753,521)	(753,870)	(753,887)	(752,063)	(753,879)
Average tangible common equity	$ 1,077,015	$ 1,119,549	$ 1,136,840	$ 1,045,159	$ 1,128,242
ROATCE, adjusted[1][4]	13.64%	12.50%	14.81%	13.81%	13.67%

Amounts in thousands, except per share data

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information

	Quarters Ended		
	June 30, 2017	March 31, 2018	June 30, 2018
Risk-Based Capital Data			
Common stock	$ 1,123	$ 1,123	$ 1,124
Additional paid-in capital	1,025,607	1,021,923	1,025,703
Retained earnings	1,056,072	1,103,840	1,122,107
Treasury stock, at cost	(209,392)	(200,068)	(200,971)
Goodwill and other intangible assets, net of deferred tax liabilities	(740,236)	(754,814)	(753,020)
Disallowed deferred tax assets ("DTAs")	(472)	(522)	(389)
CET1 capital	1,132,702	1,171,482	1,194,554
Trust-preferred securities	50,690	50,690	50,690
Other disallowed DTAs	(118)	(131)	(97)
Tier 1 capital	1,183,274	1,222,041	1,245,147
Tier 2 capital	240,121	242,870	244,795
Total capital	$ 1,423,395	$ 1,464,911	$ 1,489,942
Risk-weighted assets	$ 12,180,416	$ 12,135,662	$ 12,345,200
Adjusted average assets	$ 13,245,499	$ 13,472,294	$ 13,907,100
Total capital to risk-weighted assets	11.69%	12.07%	12.07%
Tier 1 capital to risk-weighted assets	9.71%	10.07%	10.09%
CET1 to risk-weighted assets	9.30%	9.65%	9.68%
Tier 1 capital to average assets	8.93%	9.07%	8.95%

Amounts in thousands, except per share data

Footnotes to Non-GAAP Reconciliations

(1) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation above.

(2) As a result of accounting guidance adopted in the first quarter of 2018, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis for the prior year periods are presented on a net basis in noninterest income for the current year periods.

(3) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time of 35%.

(4) Annualized based on the actual number of days for each period presented.